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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2024
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THE AES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-12291	54-1163725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard
Arlington, Virginia 22203
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:
(703) 522-1315
NOT APPLICABLE
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Explanatory Note:

This Current Report on Form 8-K/A (this “Amendment”) is being filed to correct the Current Report on Form 8-K (the “Original Report”) filed by The AES Corporation on October 4, 2024, which inadvertently omitted a conformed signature on the signature page. The sole purpose of this Amendment is to add a conformed signature on the signature page. No other changes have been made to the Original Report.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 3, 2024, the Board of Directors (the “Board”) of The AES Corporation (the “Company”), after consideration of recent Delaware court decisions and management’s recommendation of August 2024, adopted amendments to the Company’s Amended and Restated By-Laws (the “Amended and Restated By-Laws”), effective immediately, which include, among other things, certain changes to the notice procedures by which stockholders may recommend nominees for election to the Board. Specifically, the amendments to the notice procedures adopted by the Board modify the ownership disclosure requirements, including with respect to derivative securities, and removed the requirement to disclose certain interests and relationships of the proposing person(s).

The foregoing description of the Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated By-Laws of The AES Corporation, dated October 3, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

THE AES CORPORATION

Date:	October 4, 2024	By:	/s/ Paul L. Freedman
		Name:	Paul L. Freedman
		Title:	Executive Vice President, General Counsel and Corporate Secretary